UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22417

Destra Investment Trust

(Exact name of registrant as specified in charter)

443 North Willson Ave.

Bozeman, MT 59715

(Address of principal executive offices) (Zip code)

Robert A. Watson

C/O Destra Capital Advisors LLC

443 North Willson Ave.

Bozeman, MT 59715

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 855-3434

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)

Destra Flaherty & Crumrine Preferred and Income Fund

Destra Granahan Small Cap Advantage Fund

Annual Report

September 30, 2021

Effective January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Destra Flaherty & Crumrine Preferred and Income Fund’s and Destra Granahan Small Cap Advantage Fund’s (each, a “Fund” and together, the “Funds”) annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on the Funds’ website at www.destracapital.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from each Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) through the Fund’s transfer agent by calling toll-free at 844-9DESTRA (933-7872), or if you are a direct investor, by enrolling at www.destracapital.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 844-9DESTRA (933-7872) to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Destra Fund Complex if you invest directly with the Fund.

Destra Investment Trust
Shareholder Letter

Fellow Shareholders,

We are pleased to present you with your Fiscal 2021 Annual Report (the “Report”) for the Destra Investment Trust, an open-end investment company series with two Funds, the Destra Flaherty & Crumrine Preferred and Income Fund (“the Preferred Fund”) and the Destra Granahan Small Cap Advantage Fund (“the Small Cap Advantage Fund”). This Annual Report covers the period between October 1, 2020 and September 30, 2021 (the “Fiscal Year”).

On the subsequent pages, you will find commentary from our sub-advisors discussing the factors that most affected performance during the reporting period as well as specific details regarding investment results and portfolio holdings.

For the 12 months ended, September 30, 2021, the stock market, as represented by the S&P 500 index (“S&P 500” or “Stocks”) returned over +30.0%, and global equities, as represented by the MSCI All Country World Index, returned over +27.9%. This robust period of return following the COVID induced recession in March 2020 endured many headline news stories including several COVID variants, a labor market with millions unemployed and yet even more unfilled jobs, supply chain disruptions, gridlocks in Congress, and the fastest gains in core inflation since 1991.

10-Year Treasury rates rose considerably over the Fiscal Year period from the depths of March 2020 lows. As concerns surrounding COVID variants and economic growth started to mount, the 10-Year Treasury rates briefly peaked at the end of March 2021, stalled until mid-July, and restarted the trend upward again through the time of writing this letter.

Bonds, as measured by the Bloomberg Barclays US Aggregate Index (“Agg” or “Bonds”), returned -0.9% for the Fiscal Year period. During this same time period, Long Term Treasury’s, as measured by the Bloomberg Long Term US Treasury Index (“Long Term Treasuries”), were down over -10.2%.

Alternatives, measured by the Morningstar Diversified Alternative Index (“MDA” or “Alts”), middled the results of both stocks and bonds, posting +13.2% return in the Fiscal Year.

The Destra Flaherty & Crumrine Preferred and Income Fund returned +10.92% for the Class I shares during the period. This underperformed the Stocks and Alts indices but outperformed Bonds and the Fund’s prospectus benchmark index, the ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index, during the Fiscal Year.

The Preferred Fund has now crossed over 10 years of operation since the Fund’s inception back in April 2011. The Fund’s sub-advisor, Flaherty & Crumrine Incorporated (“F&C”), is a veteran dedicated preferred securities manager with over 38 years’ experience managing preferred securities. We continue to be impressed with F&C’s expertise in the preferred market and look forward to many more years of managing this Fund with F&C as our partner.

The Destra Granahan Small Cap Advantage Fund had another impressive Fiscal Year of performance, continuing its strong performance since inception of the Fund, back in August of 2019. For the Fiscal Year, the Fund returned a remarkable +48.55% for the Class I shares, outpacing the Russell 2000 Growth index and Morningstar US Fund Small Growth Category by over 15% and 9%, respectively, as well as outperforming Stocks, Bonds and Alt indexes during the period.

The Small Cap Advantage Fund and its Sub-Advisor, Granahan Investment Management (“Granahan”) are still relatively new to Destra, with the Fund celebrating its 2-year anniversary in Aug 2021. But Granahan is a very seasoned manager themselves, having over 35 years of experience investing in small cap growth companies and they have managed money for many institutional clients over the years.

We appreciate the continued confidence you have placed in us and our investment partners. Please read this Report carefully and be sure to contact your Financial Advisor or Destra Capital if you have any additional questions.

Sincerely,

Robert A. Watson, CFP®

President

Destra Capital Advisors LLC

DFC Preferred Advisors LLC

Destra Investment Trust

Risk Disclosure
As of September 30, 2021 (unaudited)

This document may contain forward-looking statements representing Destra Capital Advisors LLC’s (“Destra”), DFC Preferred Advisors LLC’s (“DFC”), the portfolio managers’ or sub-adviser’s beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, DFC’s, the portfolio managers’ or sub-advisers’ control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak may have a significant negative impact on the operations and profitability of the Funds’ investments. The extent of the impact to the financial performance of the Funds will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in each Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 844-9DESTRA (933-7872) or access our website at www.destracapital.com.

Destra Flaherty & Crumrine Preferred and Income Fund
Performance and Graphical Illustrations
September 30, 2021 (unaudited)
Destra Flaherty & Crumrine Preferred and Income Fund’s Average Annual Total Returns as of September 30, 2021
Inception Date: April 12, 2011						Inception Date: November 1, 2011
Share Class	1 Year	3 Year	5 Year	10 Year	Since Inception	Share Class	1 Year	3 Year	5 Year	Since Inception
Class A at NAV	10.66%	7.43%	5.84%	7.41%	7.09%	Class C	9.85%	6.62%	5.05%	6.46%
Class A with Load	5.65%	5.79%	4.87%	6.92%	6.61%	Class C with CDSC	8.85%	6.62%	5.05%	6.46%
Class I	10.92%	7.69%	6.10%	7.74%	7.41%
ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index	9.09%	7.89%	6.35%	7.78%	7.16%	ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index	9.09%	7.89%	6.35%	7.52%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Please read the Fund’s Prospectus, including the description of the Fund’s repurchase policy carefully before investing. For performance information current to the most recent month-end, please call the Fund at 1-844-9DESTRA (933-7873). Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of 0.25%. Class C shares have a maximum deferred sales charge (CDSC) of 1.00% and a 12b-1 fee of 1.00%.

ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index tracks the performance of US dollar denominated high grade and high yield preferred securities and deeply subordinated corporate debt issued in the US domestic market. Qualifying securities must be rated at least B3, based on an average of Moody’s, S&P and Fitch and have a country of risk of either the U.S. or a Western European country. Qualifying preferred securities must be issued as public securities or through a 144a filing, must have a fixed or floating dividend schedule and must have a minimum amount outstanding of $100 million.

The Preferred Benchmark is calculated as the sum of 50% of the monthly return on the ICE BofAML Hybrid Preferred Securities 8% Constrained Index and 50% of the monthly return on the ICE BofAML US Capital Securities US Issuers 8% Constrained Index prior to 4/30/2012 and thereafter of the ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index. Index returns include investments of any distributions. It is not possible to invest directly in an index.

Growth of an Assumed $10,000 Investment

Value as of 9/30/21
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
Destra Flaherty Preferred and Income Fund - Class A
ICE of BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index
$21,161
$19,524
9/30/11
9/30/12
9/30/13
9/30/14
9/30/15
9/30/16
9/30/17
9/30/18
9/30/19
9/30/20
9/30/21

This graph illustrates the hypothetical investment of $10,000 in the Fund, Class A with a maximum sales charge of 4.50%, from September 30, 2011 to September 30, 2021. The Average Annual Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Destra Flaherty & Crumrine Preferred and Income Fund
Portfolio Manager Letter (unaudited)

Investing Environment

The preferred securities and contingent capital (CoCo) markets had strong performance over the past fiscal year. Despite a few pauses along the way, low interest rates, a strong economic rebound from COVID, and continued accommodative monetary policy provided a stiff tailwind for equity and fixed-income markets. Savings accumulated during earlier periods of COVID restrictions and consumers’ own limits on their activities increased investable funds, and options for earning a respectable yield diminished. The result was highly technical markets, where investors were more worried about earning virtually nothing holding cash than potential market downturns if interest rates or equity-market valuations were to normalize.

From a credit perspective, there continues to be good news, with most issuers maintaining strong capital positions and healthy earnings, especially as the economy rebounded from earlier COVID restrictions and consumers and businesses resumed many activities. Banks once again passed stress tests with flying colors; insurance companies continue to wrestle with low interest rates but seem to be navigating the situation quite well; and energy has rebounded strongly as the pandemic receded. The Fed continues to stand behind the recovery and has indicated a willingness to let the economy “run hot”, if necessary, to achieve long-run inflation and employment targets. Accommodative monetary policy both here and abroad should continue to support markets, although volatility may increase as we get closer to achieving the Fed’s goals and central banks begin to dial back accommodation.

Flows into the preferred market have been robust and these flows have continued at a steady pace, with cash from issuer redemptions of callable securities notably strong over the past year. Nearly every preferred security is callable at some point in time – it is just a matter of how far into the future. Interest rates have remained very low for an extended time, and credit spreads have compressed. Many securities became callable in 2021 at a time when refinancing was especially attractive for issuers. Issuers took advantage of this, and much of the issuance over the past year was directly refinancing older securities, often at the lowest coupons that issuers have ever achieved.

We have always valued call protection in the Fund, viewing it as an important part of generating more sustainable income over time by providing greater control over reinvestment timing. As a result, the Fund’s redemption experience over the past year has been well below the broader market. Nonetheless, the Fund experienced some redemptions and reinvestment at lower yields. This wave of refinancing – along with future redemptions if interest rates and spreads remain low – will negatively impact distributable income over time.

Performance Discussion

During the one-year period ended September 30, 2021 the Fund’s Class A shares had a total return of 10.66% based on Net Asset Value (“NAV”), the Class I shares had a total return of 10.92% on NAV and the Class C shares had a total return of 9.85% on NAV. During this same period, the Fund’s benchmark (ICE BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities Index - see the description of the Fund’s index on page 5 of the annual report) had a total return of 9.09%.

Two important factors to consider when surveying fund returns - first, the returns include reinvestment of all distributions, and second, it is not possible to invest directly in an index. All of the Fund’s share classes have the same investment objective — total return with an emphasis on high current income.

Portfolio Activity

Over the trailing fiscal year period ended September 30, 2021, the Fund benefitted from its overweight to securities rated below investment grade by Moody’s, S&P and Fitch (34% of the Fund compared to 15% of the benchmark as of September 30, 2021). Like most other fixed-income markets, strong demand in the preferred market pushed yields significantly lower. Not surprisingly, market sectors with greater yield have generally outperformed. Below investment grade securities typically feature higher coupons and wider credit spreads than their investment grade counterparts, making them an attractive investment in a yield-starved environment.

However, the old adage remains true even in today’s market… there’s no such thing as a free lunch. Below investment grade preferreds ought to carry greater yields and spreads to compensate for their increased credit risk. But with demand running strong, the danger for preferred investors lies in reaching for yield without being adequately compensated for the risk undertaken. Consequently, we maintain a vigilant focus on the long-term and remain disciplined in our credit selection as we attempt to identify improving credits that we believe the market has priced too cheaply.

The Fund’s fixed-float holdings (74% of the Fund compared to 57% of the benchmark as of September 30, 2021) were also significant contributors to outperformance over the Fund’s fiscal 2021, easily making up for underperformance during the prior year, fiscal 2020. Given heightened uncertainty regarding inflation, growth and the path of interest rates, it makes sense that fixed-float preferreds received greater interest from investors who want to balance some of those risks. Fixed-float preferreds can reduce a portfolio’s sensitivity to interest rates relative to fixed rate preferreds. When a

Destra Flaherty & Crumrine Preferred and Income Fund
Portfolio Manager Letter (unaudited) (continued)

fixed-float preferred reaches its first call date, it can be redeemed (similar to a fixed rate preferred) or have its coupon reset for another 3 months to 5 years based on a spread above a benchmark rate. The resettable nature of fixed-float coupons is an especially valuable feature during times of rising interest rates. As interest rates rise, fixed-rate preferreds are more likely to remain outstanding as cheap capital for the issuer if those fixed-rate coupons are below market yields. In contrast, a fixed-float preferred is more likely to be called as interest rates rise since its reset coupon also goes up along with rising interest rates. In this scenario, a security being called is not a bad outcome since it allows reinvestment of call proceeds at presumably higher market yields. The Fund outperformed the benchmark by over 180 bps during the Fund’s fiscal 2021. Asset prices dropped sharply at the start of the pandemic, but the subsequent rebound was even stronger. The Fund portfolio underperformed as asset prices declined, but has significantly outperformed during the rebound, including the Fund’s fiscal 2021. As a result, there were no major sectors of the Fund portfolio that were significant detractors to performance during the Fund’s fiscal 2021. Cash drag was the largest detractor but the impact was very modest.

Perspective & Outlook

Today’s preferred market can be difficult to evaluate from a historical perspective, as coupons have moved materially lower with interest rates and spreads. By that measure, many securities appear fully priced, if not excessively priced. However, we also measure valuation in terms of credit spreads, and although they are tighter than a year ago, preferred securities and CoCos still offer a healthy subordination premium relative to senior securities of the same issuer. Lower coupons and tighter spreads in most cases can be explained by improved credit profiles, especially for financial issuers.

Recent issuance remains concentrated in a fixed-reset structure, and the reset index has broadly changed from 3M LIBOR (or SOFR) to 5Y Treasuries. This change, in addition to healthy backend credit spreads, results in an attractive combination of strong credit quality, relatively high income, intermediate interest-rate duration and moderate extension risk. Although we would like to see higher front-end coupons (mostly a function of interest rates), we continue to like this structural combination.

Looking ahead, strong economic growth and ongoing fiscal and monetary stimulus translate to a favorable credit environment and, over time, a moderately higher interest rate environment, albeit with more inflation risk than we have needed to contemplate for many years. We believe this should favor fixed income sectors with higher credit spreads and moderate interest rate risk — precisely what preferreds offer today.

Destra Granahan Small Cap Advantage Fund
Performance and Graphical Illustrations
September 30, 2021 (unaudited)
Destra Granahan Small Cap Advantage Fund’s Average Annual Total Returns as of September 30, 2020
Inception Date: August 8, 2019
Share Class	1 Year	Since Inception
Class A at NAV	48.16%	34.52%
Class A with Load	41.50%	31.67%
Class I	48.55%	34.78%
Russell 2000 Growth Index	33.27%	20.55%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Please read the Fund’s Prospectus, including the description of the Fund’s repurchase policy carefully before investing. For performance information current to the most recent month-end, please call the Fund at 1-844-9DESTRA (933-7873). Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of 0.25%.

Growth of an Assumed $10,000 Investment

Value as of 9/30/21
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Destra Granahan Small Cap Advantage Fund Class A (reflects 4.50% sales charge)
Russell 2000 Growth Index
$18,042
$14,931
8/8/19
9/30/19
12/31/19
3/31/20
6/30/20
9/30/20
12/31/20
3/31/21
6/30/21
9/30/21

This graph illustrates the hypothetical investment of $10,000 in the Fund, Class A with a maximum sales charge of 4.50%, from August 8, 2019 (inception date) to September 30, 2021. The Average Annual Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Destra Granahan Small Cap Advantage Fund
Portfolio Manager Letter (unaudited)

Distinguishing Features

Granahan Investment Management (GIM) builds the Small Cap Advantage fund from the bottom-up; sector weightings are secondary to stock selection. As of 9/30/2021, the Small Cap Advantage fund maintains its overweight position relative to the Russell 2000 Growth benchmark in industrials (19% versus 15%) and info tech (27% versus 18%). Healthcare (25% versus 32%) is our largest underweight to the Index. The fund is also underweight compared to the benchmark in financials (3% versus 4%) and basic materials (2% versus 3%). We are equal-weighted in energy (2%) real estate (3%) and consumer discretionary (15%). We have no exposure to consumer staples or utilities, where the benchmark weightings are 3%, and 2%, respectively.

While sector weightings are a result of stock selection, GIM is cognizant of the fund portfolio’s sector bets. And more importantly, on the LifeCycle diversification of the fund. As a reminder, GIM utilizes its unique LifeCycle categorization to increase our opportunity set, gauge investor sentiment, and mitigate risk. The three LifeCycles include Pioneers, Core Growth and Special Situations. The Advantage process incorporates guidelines that include a target range for the weighting of each LifeCycle category.

Commentary

Market Environment

Following the depths of the market downturn in March of 2020, the technology and healthcare bias of the Growth Indices drove exceptional outperformance versus their Value brethren as the pandemic suddenly changed companies’ day-to-day operations and procedures. At the beginning of 2021, this strength in growth names started to reverse, but because of our LifeCyle diversification tool, we were able to capture strong performance from the Special Situation category. Pioneer holdings have struggled this year.

Very strong company earnings reports at the end of April 2021 roused investor fears that profits may have peaked due to the impact on future earnings from inflation-driven wage increases and soaring commodity prices. In June, the market resumed higher, despite the Federal Reserve’s suggestion that they were considering raising rates as early as 2023. As the year has worn on, continued concerns over higher inflation, and the threat of a more contagious COVID variant spreading around the world, weighed on global markets with some areas seeing their first downturn since the start of the pandemic. Investors have been prompted to harvest some profits as continuing supply chain issues have only increased uncertainty, as has the disarray in Washington D.C.

Performance Discussion

Class I of the Granahan Small Cap Advantage Fund returned 48.55% during the Fiscal Year, net of fees, well ahead of the 33.27% return of its Russell 2000 Growth benchmark during the same period. The out-performance was due to strong stock selection led by technology and assisted by selection in industrials and healthcare. The overweight positions in technology and industrials, as well as the underweighting in healthcare, boosted relative performance. Selection in energy, financials and consumer discretionary weighed on performance. Our lack of exposure to utilities and consumer staples was a positive to performance attribution.

With respect to LifeCycles, all three LifeCycle categories outperformed the Russell 2000 Growth benchmark return in the Fiscal Year. The Core Growth and Special Situation categories each significantly outperformed the Russell 2000 Growth benchmark, while the Pioneer category return was more in line with the Russell 2000 Growth benchmark return. Three of the five top relative contributors were technology holdings: Magnite (Pioneer), Brooks Automation (Special Situation), and Workiva (Core Growth). Two more Core Growth companies round out the top five: Kornit Digital (industrials) and Enphase Energy (clean energy).

The largest detractors for the year include two Healthcare holdings: Esperion Therapeutics (Pioneer), and Cardiovascular Systems (Core Growth). Two more Core Growth holdings were also detractors: CoStar Group (real estate) and Bright Horizons Family Solutions (consumer discretionary). Rounding out the bottom five is eHealth (financials, Pioneer).

Outlook

Year-to-date, for the Russell 2000 Growth index, profitable companies are up +14%, while loss-making companies are down at -10%. (Furey Research Partners, October 5, 2021; Q321 Letter). Divergences like this can also be viewed through LifeCycle diversification, the tool that also tends to bolster the fund’s portfolio in uncertain markets. Pioneers are on their way to earnings growth but much of the time are not profitable and can be under pressure in “risk-off” markets, while Core Growth and Special Situation names generally show strong earnings growth. At this time, we see earnings projections rise for the fund’s portfolio while valuations have come down. Absolute valuations are near long-term medians for the Russell 2000 Index at 17X, and relative valuations versus large cap indices are at a two-decade low.

Destra Granahan Small Cap Advantage Fund
Portfolio Manager Letter (unaudited) (continued)

With many conflicting macro factors swirling around, it can be difficult for investors to clear through the clutter to make investment decisions. The GIM team continues to focus on secular trends that drive earnings growth. At Granahan Investment Management, attention is on the fundamental drivers of our companies’ businesses. It has always been the focus of our repeatable processes and has provided success for our clients over time.

Disclosure:

The information provided in this commentary should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent an account’s entire portfolio and in the aggregate may represent only a small percentage of an account’s portfolio holdings.

It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Overview of Fund Expenses
As of September 30, 2021 (unaudited)

As a shareholder of the Destra Investment Trust, you incur management fees and other fund expenses. The expense examples below (the “Example”) are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 to September 30, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Destra Flaherty & Crumrine Preferred and Income Fund	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Annualized Expense Ratio(1)	Expenses Paid During Period 4/1/21 – 9/30/21(1)
Class I
Actual	$1,000.00	$1,040.00	1.13%	$5.79
Hypothetical (5% return before expenses)	1,000.00	1,019.32	1.13%	5.73
Class A
Actual	1,000.00	1,039.10	1.38%	7.07
Hypothetical (5% return before expenses)	1,000.00	1,018.07	1.38%	6.99
Class C
Actual	1,000.00	1,035.00	2.13%	10.88
Hypothetical (5% return before expenses)	1,000.00	1,014.31	2.13%	10.77
Destra Granahan Small Cap Advantage Fund	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Annualized Expense Ratio(2)	Expenses Paid During Period 4/1/21 – 9/30/21(2)
Class I
Actual	$1,000.00	$1,045.90	1.50%	$7.69
Hypothetical (5% return before expenses)	1,000.00	1,017.49	1.50%	7.59
Class A
Actual	1,000.00	1,044.30	1.75%	8.97
Hypothetical (5% return before expenses)	1,000.00	1,016.25	1.75%	8.85

(1)   Expenses are equal to the Destra Flaherty & Crumrine Preferred and Income Fund’s annualized expense ratios for the period April 1, 2021 through September 30, 2021, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(2)   Expenses are equal to the Destra Granahan Small Cap Advantage Fund’s annualized expense ratio for the period April 1, 2021 through September 30, 2021, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments
As of September 30, 2021
Shares or Principal Amount		Moody’s Ratings(9)	Value
	PREFERRED SECURITIES – 73.9%
	BANKS – 35.4%
575,000	American AgCredit Corp., 5.250% to 06/15/26 then USD 5 Year Tsy + 4.500%, Series A(1)(2)	BB+(3)	$586,500
28,600	BancorpSouth Bank, 5.500%, Series A(2)	Ba1	747,318
	Bank of America Corp.
500,000	6.100% to 03/17/25 then 3-Month USD Libor + 3.898%, Series AA(2)	Baa3	557,913
2,000,000	6.250% to 09/05/24 then 3-Month USD Libor + 3.705%, Series X(2)	Baa3	2,201,250
250,000	6.300% to 03/10/26 then 3-Month USD Libor + 4.553%, Series DD(2)	Baa3	291,250
4,525,000	6.500% to 10/23/24 then 3-Month USD Libor + 4.174%, Series Z(2)	Baa3	5,074,787
11,950	Bank of Hawaii Corp., 4.375%, Series A(2)	Baa2	305,084
	Capital One Financial Corp.
1,030,000	3.950% to 09/01/26 then USD 5 Year Tsy + 3.157%, Series M(2)	Baa3	1,064,556
289,245	5.000%, Series I(2)	Baa3	7,656,315
	Citigroup, Inc.
550,000	3.875% to 02/18/26 then USD 5 Year Tsy + 3.417%, Series X(2)	Ba1	563,640
300,000	4.000% to 12/10/25 then USD 5 Year Tsy + 3.597%, Series W(2)	Ba1	311,610
1,125,000	4.700% to 01/30/25 then SOFR Rate + 3.234%, Series V(2)	Ba1	1,152,422
4,560,000	5.950% to 05/15/25 then 3-Month USD Libor + 3.905%, Series P(2)	Ba1	4,987,500
1,700,000	6.250% to 08/15/26 then 3-Month USD Libor + 4.517%, Series T(2)	Ba1	1,972,357
108,199	6.875% to 11/15/23 then 3-Month USD Libor + 4.130%, Series K(2)	Ba1	3,029,572
16,400	7.125% to 09/30/23 then 3-Month USD Libor + 4.040%, Series J(2)	Ba1	458,052
150,000	Citizens Financial Group, Inc., 6.350% to 04/06/24 then 3-Month USD Libor + 3.642%, Series D(2)	BB+(3)	4,150,500
	CoBank ACB
11,790	6.200% to 01/01/25 then 3-Month USD Libor + 3.744%, Series H(1)(2)	BBB+(3)	1,324,017
8,400	6.250% to 10/01/22 then 3-Month USD Libor + 4.557%, Series F(1)(2)	BBB+(3)	869,400
500,000	6.250% to 10/01/26 then 3-Month USD Libor + 4.660%, Series I(1)(2)	BBB+(3)	574,115
1,050,000	Comerica, Inc., 5.625% to 10/01/25 then USD 5 Year Tsy + 5.291%, Series A(2)	Baa2	1,158,937
250,000	Compeer Financial ACA, 4.875% to 08/15/26 then USD 5 Year Tsy + 4.095%, Series B-1(1)(2)	BB+(3)	255,000
42,300	ConnectOne Bancorp, Inc., 5.250% to 09/01/26 then USD 5 Year Tsy + 4.420%, Series A(2)	NR(4)	1,114,605
36,000	Dime Community Bancshares, Inc., 5.500%, Series A(2)	BB-(5)	925,200
45,761	Fifth Third Bancorp, 6.000%, Series A(2)	Baa3	1,225,022
20,800	First Citizens BancShares, Inc., 5.375%, Series A(2)	Baa3	567,424
21,822	First Horizon Corp., 6.500%, Series E(2)	Ba2	597,705
20,000	First Republic Bank, 4.000%, Series M(2)	Baa3	486,400
10,100	Fulton Financial Corp., 5.125%, Series A(2)	Baa3	270,074
	Goldman Sachs Group, Inc.
925,000	4.400% to 02/10/25 then USD 5 Year TsyYear + 2.850%, Series S(2)	Ba1	958,531
2,500,000	4.950% to 02/10/25 then USD 5 Year Tsy + 3.224%, Series R(2)	Ba1	2,656,250
600,000	5.500% to 08/10/24 then USD 5 Year Tsy + 3.623%, Series Q(2)	Ba1	650,880
80,280	6.375% to 05/10/24 then 3-Month USD Libor + 3.550%, Series K(2)	Ba1	2,255,868

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2021
Shares or Principal Amount		Moody’s Ratings(9)	Value
	PREFERRED SECURITIES (continued)
	BANKS (continued)
	Huntington Bancshares, Inc.
355,000	4.450% to 10/15/27 then USD 7 Year Tsy + 4.045%, Series G(2)	Baa3	$383,045
1,050,000	5.625% to 07/15/30 then USD 10 Year Tsy + 4.945%, Series F(2)	Baa3	1,234,957
	JPMorgan Chase & Co.
3,050,000	3.465% 3-Month USD Libor + 3.320%, Series V(2)(6)	Baa2	3,045,324
2,150,000	3.650% to 06/01/26 then USD 5 Year Tsy + 2.850%, Series KK(2)	Baa2	2,155,375
28,200	4.200%, Series MM(2)	Baa2	712,050
	KeyCorp
3,740,000	5.000% to 09/15/26 then 3-Month USD Libor + 3.606%, Series D(2)	Baa3	4,179,450
25,277	5.625%, Series G(2)	Baa3	682,732
27,817	6.125% to 12/15/26 then 3-Month USD Libor + 3.892%, Series E(2)	Baa3	845,637
	M&T Bank Corp.
650,000	3.500% to 09/01/26 then USD 5 Year Tsy + 2.679%, Series I(2)	Baa2	646,750
700,000	6.450% to 02/15/24 then 3-Month USD Libor + 3.610%, Series E(2)	Baa2	765,187
18,791	Merchants Bancorp, 6.000% to 10/01/24 then 3-Month USD Libor + 4.569%, Series B(2)	NR(4)	486,499
	Morgan Stanley
590,000	5.300% to 03/15/23 then 3-Month USD Libor + 3.160%, Series N(2)	Baa3	627,937
171,717	5.850% to 04/15/27 then 3-Month USD Libor + 3.491%, Series K(2)	Baa3	5,087,975
24,190	6.375% to 10/15/24 then 3-Month USD Libor + 3.708%, Series I(2)	Baa3	690,625
164,500	6.875% to 01/15/24 then 3-Month USD Libor + 3.940%, Series F(2)	Baa3	4,609,290
165,623	New York Community Bancorp, Inc., 6.375% to 03/17/27 then 3-Month USD Libor + 3.821%, Series A(2)	Ba2	4,743,443
106,311	People’s United Financial, Inc., 5.625% to 12/15/26 then 3-Month USD Libor + 4.020%, Series A(2)	Ba1	3,019,232
1,575,000	PNC Financial Services Group, Inc., 3.400% to 09/15/26 then USD 5 Year Tsy + 2.595%, Series T(2)	Baa2	1,575,000
	Regions Financial Corp.
90,500	5.700% to 08/15/29 then 3-Month USD Libor + 3.148%, Series C(2)	Ba1	2,572,010
725,000	5.750% to 09/15/25 then USD 5 Year Tsy + 5.426%, Series D(2)	Ba1	810,405
66,700	6.375% to 09/15/24 then 3-Month USD Libor + 3.536%, Series B(2)	Ba1	1,898,282
56,000	Signature Bank, 5.000%, Series A(2)	Ba1	1,461,600
20,402	Sterling Bancorp, 6.500%, Series A(2)	Ba2	529,840
	SVB Financial Group
725,000	4.000% to 05/15/26 then USD 5 Year Tsy + 3.202%, Series C(2)	Baa2	745,844
350,000	4.100% to 02/15/31 then USD 10 Year Tsy + 3.064%, Series B(2)	Baa2	359,730
46,000	Synchrony Financial, 5.625%, Series A(2)	BB-(3)	1,226,360
127,922	Synovus Financial Corp., 5.875% to 07/01/24 then USD 5 Year Tsy + 4.127%, Series E(2)	BB-(3)	3,488,433
32,043	Texas Capital Bancshares, Inc., 5.750%, Series B(2)	Ba2	844,974
15,000	TriState Capital Holdings, Inc., 6.375% to 07/01/26 then 3-Month USD Libor + 4.088%, Series B(2)	NR(4)	401,250

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2021
Shares or Principal Amount		Moody’s Ratings(9)	Value
	PREFERRED SECURITIES (continued)
	BANKS (continued)
	Truist Financial Corp.
9,241	4.750%, Series R(2)	Baa2	$245,349
1,098,000	4.800% to 09/01/24 then USD 5 Year Tsy + 3.003%, Series N(2)	Baa2	1,160,948
1,050,000	4.950% to 12/01/25 then USD 5 Year Tsy + 4.605%, Series P(2)	Baa2	1,149,561
	Valley National Bancorp
2,022	5.500% to 09/30/22 then 3-Month USD Libor + 3.578%, Series B(2)	BB(3)	51,601
30,345	6.250% to 06/30/25 then 3-Month USD Libor + 3.850%, Series A(2)	BB(3)	896,088
20,300	Washington Federal, Inc., 4.875%, Series A(2)	Baa3	531,454
	Wells Fargo & Co.
825,000	3.900% to 03/15/26 then USD 5 Year Tsy + 3.453%, Series BB(2)	Baa2	851,297
46,000	4.250%, Series DD(2)	Baa2	1,151,840
36,000	4.700%, Series AA(2)	Baa2	946,080
1,557,000	5.875% to 06/15/25 then 3-Month USD Libor + 3.990%, Series U(2)	Baa2	1,739,185
20,000	6.625% to 03/15/24 then 3-Month USD Libor + 3.690%, Series R(2)	Baa2	566,800
267	7.500%, Series L(2)(7)	Baa2	395,694
43,200	WesBanco, Inc., 6.750% to 11/15/25 then USD 5 Year Tsy + 6.557%, Series A(2)	NR(4)	1,241,568
22,900	Western Alliance Bancorp, 4.250% to 09/30/26 then USD 5 Year Tsy + 3.452%, Series A(2)	Ba1	594,713
44,000	Wintrust Financial Corp., 6.875% to 07/15/25 then USD 5 Year Tsy + 6.507%, Series E(2)	BB(5)	1,259,280
	Zions Bancorp NA
43,000	5.800% to 06/15/23 then 3-Month USD Libor + 3.800%, Series I(2)	BB+(3)	44,744
2,000	6.300% to 03/15/23 then 3-Month USD Libor + 4.240%, Series G(2)	BB+(3)	58,180
			113,713,672
	FINANCIAL SERVICES – 2.9%
450,000	AerCap Global Aviation Trust, 6.500% to 06/15/25 then 3-Month USD Libor + 4.300%, 06/15/45(1)	Ba1	488,507
1,545,000	AerCap Holdings, 5.875% to 10/10/24 then USD 5 Year Tsy + 4.535%, 10/10/79	Ba2	1,614,448
	Ally Financial, Inc.
1,220,000	4.700% to 05/15/26 then USD 5 Year Tsy + 3.868%, Series B(2)	BB-(3)	1,273,649
800,000	4.700% to 05/15/28 then USD 7 Year Tsy + 3.481%, Series C(2)	BB-(3)	838,000
700,000	American Express Co., 3.550% to 09/15/26 then USD 5 Year Tsy + 2.854%, Series D(2)	Baa2	716,362
13,400	Carlyle Finance LLC, 4.625%, 05/15/61	BBB-(3)	343,308
800,000	Discover Financial Services, 6.125% to 09/23/25 then USD 5 Year Tsy + 5.783%, Series D(2)	Ba2	898,576
	General Motors Financial Co., Inc.
725,000	5.700% to 09/30/30 then USD 5 Year Tsy + 4.997%, Series C(2)	Ba2	836,469
560,000	5.750% to 09/30/27 then 3-Month USD Libor + 3.598%, Series A(2)	Ba2	613,179
600,000	6.500% to 09/30/28 then 3-Month USD Libor + 3.436%, Series B(2)	Ba2	679,500
	Stifel Financial Corp.
20,000	4.500%, Series D(2)	BB-(3)	506,200
21,000	6.250%, Series B(2)	BB-(3)	571,830
			9,380,028

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2021
Shares or Principal Amount		Moody’s Ratings(9)	Value
	PREFERRED SECURITIES (continued)
	INSURANCE – 16.5%
1,151,000	ACE Capital Trust II, 9.700%, 04/01/30	Baa1	$1,727,326
92,000	American Equity Investment Life Holding Co., 5.950% to 12/01/24 then USD 5 Year Tsy + 4.322%, Series A(2)	BB(3)	2,515,280
1,515,000	American International Group, Inc., 8.175% to 05/15/38 then 3-Month USD Libor + 4.195%, 05/15/58	Baa3	2,244,844
	Aspen Insurance Holdings, Ltd.
25,000	5.625%(2)	Ba1	683,500
19,543	5.950% to 07/01/23 then 3-Month USD Libor + 4.060%(2)	Ba1	529,224
18,003	Assurant, Inc., 5.250%, 01/15/61	Ba1	486,441
	Athene Holding, Ltd.
25,200	4.875%, Series D(2)	BBB(3)	658,476
88,000	6.350% to 06/30/29 then 3-Month USD Libor + 4.253%, Series A(2)	BBB(3)	2,610,080
29,000	6.375% to 09/30/25 then USD 5 Year Tsy + 5.970%, Series C(2)	BBB(3)	822,730
152,249	Axis Capital Holdings, Ltd., 5.500%, Series E(2)	Baa3	3,868,647
735,000	Axis Specialty Finance LLC, 4.900% to 01/15/30 then USD 5 Year Tsy + 3.186%, 01/15/40	Baa2	783,669
15,000	CNO Financial Group, Inc., 5.125%, 11/25/60	Ba1	399,750
100,435	Delphi Financial Group, Inc., 3.315% 3-Month USD Libor + 3.190%, 05/15/37(6)	BBB(3)	2,372,777
825,000	Enstar Finance LLC, 5.750% to 09/01/25 then USD 5 Year Tsy + 5.468%, 09/01/40	BB+(3)	880,036
45,400	Enstar Group, Ltd., 7.000% to 09/01/28 then 3-Month USD Libor + 4.015%, Series D(2)	BB+(3)	1,329,766
125,000	Equitable Holdings, Inc., 4.950% to 12/15/25 then USD 5 Year Tsy + 4.736%, Series B(2)	Ba1	135,937
196,000	Everest Reinsurance Holdings, Inc., 2.510% 3-Month USD Libor + 2.385%, 05/15/37(6)	Baa2	187,559
1,370,000	Global Atlantic Fin Co., 4.700% to 10/15/26 then USD 5 Year Tsy + 3.796%, 10/15/51(1)	Ba1	1,417,043
875,000	Kuvare U.S. Holdings, Inc., 7.000% to 05/01/26 then USD 5 Year Tsy + 6.541%, 02/17/51, Series A(1)	NR(4)	944,189
	Liberty Mutual Group, Inc.
830,000	4.125% to 12/15/26 then USD 5 Year Tsy + 3.315%, 12/15/51(1)	Baa3	852,939
7,103,000	7.800% to 03/15/37 then 3-Month USD Libor + 3.576%, 03/15/37(1)	Baa3	9,548,883
	MetLife, Inc.
1,605,000	9.250% to 04/08/38 then 3-Month USD Libor + 5.540%, 04/08/38(1)	Baa2	2,444,324
1,937,000	10.750% to 08/01/39 then 3-Month USD Libor + 7.548%, 08/01/39	Baa2	3,387,703
4,500,000	Provident Financing Trust I, 7.405%, 03/15/38	Ba1	5,551,474
100,476	Reinsurance Group of America, Inc., 5.750% to 06/15/26 then 3-Month USD Libor + 4.040%, 06/15/56	Baa2	2,844,476
29,100	RenaissanceRe Holdings, Ltd., 4.200%, Series G(2)	Baa2	724,590
	SBL Holdings, Inc.
1,275,000	6.500% to 11/13/26 then USD 5 Year Tsy + 5.620%, Series B(1)(2)	BB(3)	1,262,250
1,175,000	7.000% to 05/13/25 then USD 5 Year Tsy + 5.580%, Series A(1)(2)	BB(3)	1,188,219
23,000	Voya Financial, Inc., 5.350% to 09/15/29 then USD 5 Year Tsy + 3.210%, Series B(2)	Ba2	679,880
			53,082,012

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2021
Shares or Principal Amount		Moody’s Ratings(9)	Value
	PREFERRED SECURITIES (continued)
	UTILITIES – 10.5%
40,645	Algonquin Power & Utilities Corp., 6.200% to 07/01/24 then 3-Month USD Libor + 4.010%, 07/01/79, Series 2019-A	BB+(3)	$1,125,054
646,000	CenterPoint Energy, Inc., 6.125% to 09/01/23 then 3-Month USD Libor + 3.270%, Series A(2)	Ba1	685,164
109,000	CMS Energy Corp., 5.875%, 03/01/79	Baa3	2,944,090
3,576,000	ComEd Financing III, 6.350%, 03/15/33	Baa2	4,418,960
700,000	Edison International, 5.375% to 03/15/26 then USD 5 Year Tsy + 4.698%, Series A(2)	Ba2	724,710
2,806,000	Emera, Inc., 6.750% to 06/15/26 then 3-Month USD Libor + 5.440%, 06/15/76, Series 2016-A	Ba2	3,341,259
79,020	Integrys Holding, Inc., 6.000% to 08/01/23 then 3-Month USD Libor + 3.220%, 08/01/73	Baa2	2,125,638
140,000	NextEra Energy Capital Holdings, Inc., 5.650% to 05/01/29 then 3-Month USD Libor + 3.156%, 05/01/79, Series O	Baa2	164,236
285,000	NiSource, Inc., 5.650% to 06/15/23 then USD 5 Year Tsy + 2.843%, Series A(2)	Ba1	302,100
21,587	SCE Trust II, 5.100%, Series G(2)	Ba1	541,834
119,974	SCE Trust V, 5.450% to 03/15/26 then 3-Month USD Libor + 3.790%, Series K(2)	Ba1	3,035,342
192,087	SCE Trust VI, 5.000%, Series L(2)	Ba1	4,731,103
1,300,000	Sempra Energy, 4.875% to 10/15/25 then USD 5 Year Tsy + 4.550%, Series C(2)	Ba1	1,413,750
1,140,000	Southern California Edison Co., 6.250% to 02/01/22 then 3-Month USD Libor + 4.199%, Series E(2)	Ba1	1,151,395
	Southern Co.
825,000	3.750% to 09/15/26 then USD 5 Year TsyYear + 2.915%, 09/15/51, Series 2021-A	Baa3	843,727
222,388	4.950%, 01/30/80, Series 2020A	Baa3	5,882,163
4,866	Spire, Inc., 5.900%, Series A(2)	Ba1	132,744
			33,563,269
	ENERGY – 5.7%
	DCP Midstream LP
1,300,000	7.375% to 12/15/22 then 3-Month USD Libor + 5.148%, Series A(2)	Ba3	1,267,500
3,900	7.875% to 06/15/23 then 3-Month USD Libor + 4.919%, Series B(2)	Ba3	96,915
	Enbridge, Inc.
340,000	5.750% to 07/15/30 then USD 5 Year Tsy + 5.314%, 07/15/80, Series 2020-A	Baa3	385,033
1,252,000	6.000% to 01/15/27 then 3-Month USD Libor + 3.890%, 01/15/77, Series 2016-A	Baa3	1,387,366
	Energy Transfer LP
997,000	7.125% to 05/15/30 then USD 5 Year Tsy + 5.306%, Series G(2)	Ba2	1,040,619
180,186	7.375% to 05/15/23 then 3-Month USD Libor + 4.530%, Series C(2)	Ba2	4,520,867
155,236	7.600% to 05/15/24 then 3-Month USD Libor + 5.161%, Series E(2)	Ba2	3,936,785
1,600	7.625% to 08/15/23 then 3-Month USD Libor + 4.738%, Series D(2)	Ba2	40,080
1,765,000	MPLX LP, 6.875% to 02/15/23 then 3-Month USD Libor + 4.652%, Series B(2)	BB+(3)	1,800,300
	Transcanada Trust
2,065,000	5.500% to 09/15/29 then SOFR Rate + 4.416%, 09/15/79	Baa3	2,284,406
1,350,000	5.875% to 08/15/26 then 3-Month USD Libor + 4.640%, 08/15/76, Series 16-A	Baa3	1,516,009
			18,275,880

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2021
Shares or Principal Amount		Moody’s Ratings(9)	Value
	PREFERRED SECURITIES (continued)
	COMMUNICATIONS – 0.5%
33,000	AT&T, Inc., 4.750%, Series C(2)	Ba1	$870,210
700,000	Vodafone Group PLC, 7.000% to 04/04/29 then USD 5 Year Swap + 4.873%, 04/04/79	Ba1	856,767
			1,726,977
	MISCELLANEOUS – 1.4%
370,000	Apollo Management Holdings LP, 4.950% to 12/17/24 then USD 5 Year Tsy + 3.266%, 01/14/50(1)	BBB(3)	386,154
	Land O’ Lakes, Inc.
700,000	7.250%, Series B(1)(2)	BB(3)	754,404
3,115,000	8.000%, Series A(1)(2)	BB(3)	3,374,542
			4,515,100
	REITS – 1.0%
26,000	Arbor Realty Trust, Inc., 6.375%, Series D(2)	NR(4)	663,000
50,394	KKR Real Estate Finance Trust, Inc., 6.500%, Series A(2)	NR(4)	1,312,260
26,000	New York Mortgage Trust, Inc., 6.875% to 10/15/26 then SOFR Rate + 6.130%, Series F(2)	NR(4)	644,800
25,817	TPG RE Finance Trust, Inc., 6.250%, Series C(2)	NR(4)	624,771
			3,244,831
	TOTAL PREFERRED SECURITIES (Cost $218,944,764)		237,501,769
	CONTINGENT CAPITAL SECURITIES – 21.5%
	BANKS – 19.9%
4,207,000	Australia & New Zealand Banking Group, Ltd., 6.750% to 06/15/26 then USD 5 Year Swap + 5.168%(1)(2)	Baa2	4,911,441
	Banco Bilbao Vizcaya Argentaria SA
2,600,000	6.125% to 11/16/27 then USD 5 Year Swap + 3.870%(2)	Ba2	2,830,750
800,000	6.500% to 03/05/25 then USD 5 Year Tsy + 5.192%, Series 9(2)	Ba2	872,000
	Banco Mercantil del Norte SA
360,000	7.500% to 06/27/29 then USD 10 Year Tsy + 5.470%(1)(2)	Ba2	401,638
640,000	7.625% to 01/10/28 then USD 10 Year Tsy + 5.353%(1)(2)	Ba2	714,640
9,400,000	Banco Santander SA, 4.750% to 05/12/27 then USD 5 Year Tsy + 3.753%(1)(2)	Ba1	9,630,300
	Barclays PLC
400,000	4.375% to 09/15/28 then USD 5 Year Tsy + 3.410%(2)	Ba2	400,720
1,270,000	6.125% to 06/15/26 then USD 5 Year Tsy + 5.867%(2)	Ba2	1,407,325
8,247,000	7.875% to 03/15/22 then USD 5 Year Swap + 6.772%(1)(2)	Ba2	8,453,010
700,000	8.000% to 06/15/24 then USD 5 Year Tsy + 5.672%(2)	Ba2	791,003
600,000	BBVA Bancomer SA Texas, 5.875% to 09/13/29 then USD 5 Year Tsy + 4.308%, 09/13/34(1)	Baa3	659,400
	BNP Paribas SA
425,000	4.625% to 02/25/31 then USD 5 Year Tsy + 3.340%(1)(2)	Ba1	435,094
3,000,000	7.375% to 08/19/25 then USD 5 Year Swap + 5.150%(1)(2)	Ba1	3,482,085
500,000	Credit Agricole SA, 8.125% to 12/23/25 then USD 5 Year Swap + 6.185%(1)(2)	Baa3	605,119

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2021
Shares or Principal Amount		Moody’s Ratings(9)	Value
	CONTINGENT CAPITAL SECURITIES (continued)
	BANKS (continued)
	Credit Suisse Group AG
500,000	5.100% to 01/24/30 then USD 5 Year Tsy + 3.293%(1)(2)	Ba2	$511,265
1,000,000	5.250% to 08/11/27 then USD 5 Year Tsy + 4.889%(1)(2)	Ba2	1,048,750
1,100,000	6.375% to 08/21/26 then USD 5 Year Tsy + 4.828%(1)(2)	Ba2	1,210,000
500,000	7.250% to 09/12/25 then USD 5 Year Swap + 4.332%(1)(2)	Ba2	554,300
	HSBC Holdings PLC
1,500,000	4.700% to 09/09/31 then USD 5 Year Tsy + 3.250%(2)	Baa3	1,524,375
325,000	6.000% to 05/22/27 then USD 5 Year Swap + 3.746%(2)	Baa3	357,094
850,000	6.500% to 03/23/28 then USD 5 Year Swap + 3.606%(2)	Baa3	959,085
	ING Groep
2,550,000	3.875% to 11/16/27 then USD 5 Year Tsy + 2.862%(2)	Ba1	2,479,620
4,885,000	6.750% to 04/16/24 then USD 5 Year Swap + 4.204%(2)	Ba1	5,330,756
1,700,000	Lloyds Banking Group PLC, 7.500% to 09/27/25 then USD 5 Year Swap + 4.496%(2)	Baa3	1,972,194
1,530,000	Macquarie Bank, Ltd., 6.125% to 03/08/27 then USD 5 Year Swap + 3.703%(1)(2)	Ba1	1,678,157
350,000	NatWest Group PLC, 4.600% to 12/28/31 then USD 5 Year Tsy + 3.100%(2)	Ba1	352,555
	Societe Generale SA
900,000	4.750% to 05/26/26 then USD 5 Year Tsy + 3.931%(1)(2)	Ba2	921,942
900,000	5.375% to 11/18/30 then USD 5 Year Tsy + 4.514%(1)(2)	Ba2	965,817
250,000	6.750% to 04/06/28 then USD 5 Year Swap + 3.929%(1)(2)	Ba2	281,720
750,000	8.000% to 09/29/25 then USD 5 Year Swap + 5.873%(1)(2)	Ba2	878,629
	Standard Chartered PLC
400,000	4.750% to 07/14/31 then USD 5 Year Tsy + 3.805%(1)(2)	Ba1	403,750
4,200,000	7.500% to 04/02/22 then USD 5 Year Swap + 6.301%(1)(2)	Ba1	4,323,144
250,000	7.750% to 04/02/23 then USD 5 Year Swap + 5.723%(1)(2)	Ba1	269,497
	UBS Group Funding Switzerland
600,000	4.375% to 02/10/31 then USD 5 Year Tsy + 3.313%(1)(2)	Baa3	607,620
1,600,000	7.000% to 01/31/24 then USD 5 Year Swap + 4.344%(1)(2)	Baa3	1,746,648
			63,971,443
	FINANCIAL SERVICES – 0.1%
400,000	Deutsche Bank AG, 6.000% to 04/30/26 then USD 5 Year Tsy + 4.524%(2)	Ba3	423,000
	INSURANCE – 1.5%
600,000	Allianz SE, 3.200% to 04/30/28 then USD 5 Year Tsy + 2.165%(1)(2)	Baa1	583,500
	QBE Insurance Group, Ltd.
600,000	5.875% to 05/12/25 then USD 5 Year TsyYear + 5.513%(1)(2)	Baa2	670,500
3,150,000	7.500% to 11/24/23 then USD 10 Year Swap + 6.030%, 11/24/43(1)	Baa1	3,531,938
			4,785,938
	TOTAL CONTINGENT CAPITAL SECURITIES (Cost $65,507,856)		69,180,381
See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2021
Shares or Principal Amount		Moody’s Ratings(9)	Value
	CORPORATE DEBT SECURITIES – 0.6%
	BANKS – 0.2%
575,000	Texas Capital Bancshares, Inc., 4.000% to 05/06/26 then USD 5 Year Tsy + 3.150%, 05/06/31	Baa3	$598,310
	COMMUNICATIONS – 0.4%
	Qwest Corp.
12,347	6.500%, 09/01/56	Ba2	316,700
36,585	6.750%, 06/15/57	Ba2	969,137
			1,285,837
	TOTAL CORPORATE DEBT SECURITIES (Cost $1,782,952)		1,884,147

	SHORT-TERM INVESTMENTS – 3.7%
	MONEY MARKET FUND – 3.7%
11,855,945	Fidelity Investments Money Market Treasury Portfolio – Class I, 0.010%(8)		11,855,945
	TOTAL SHORT-TERM INVESTMENTS (Cost $11,855,945)		11,855,945
	TOTAL INVESTMENTS – 99.7% (Cost $298,091,517)		320,422,242
	Other Assets In Excess Of Liabilities – 0.3%		876,445
	TOTAL NET ASSETS – 100.0%		$321,298,687

(1)   Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by management. At September 30, 2021 the total value of these securities is $75,750,390 representing 23.6% of net assets.

(2)   Security is perpetual in nature with no stated maturity date.

(3)   Standard & Poor’s Rating, unaudited.

(4)   Security is unrated by Moody’s, S&P and Fitch.

(5)   Fitch’s Rating, unaudited.

(6)   The interest rate shown reflects the rate in effect as of September 30, 2021.

(7)   Convertible security.

(8)   The rate is the annualized seven-day yield as of September 30, 2021.

(9)   Moody’s ratings are unaudited.

Libor – London Interbank Offered Rate

LLC – Limited Liability Company

LP – Limited Partnership

PLC – Public Limited Company

SA – Corporation

SOFR – Secured Overnight Financing Rate

Tsy – United States Government Treasury Yield

See accompanying Notes to Financial Statements.

Destra Flaherty & Crumrine Preferred and Income Fund
Schedule of Investments (continued)
As of September 30, 2021
Summary by Country	Value	% of Net Assets
Australia	$10,792,036	3.4%
Bermuda	11,227,013	3.5
Canada	10,039,127	3.1
France	7,570,405	2.4
Germany	1,006,500	0.3
Mexico	1,775,678	0.5
Netherlands	9,424,824	2.9
Spain	13,333,050	4.1
Switzerland	5,678,583	1.8
United Kingdom	22,070,520	6.9
United States	227,504,506	70.8
Total Investments	320,422,242	99.7
Other Assets in Excess of Liabilities	876,445	0.3
Net Assets	$321,298,687	100.0%

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of September 30, 2021. For information on the Fund’s policy regarding the valuation of investments, please refer to the Investment Valuation section of Note 2 in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Preferred Securities
Banks	$67,221,433	$46,492,239	$—	$113,713,672
Financial Services	1,421,338	7,958,690	—	9,380,028
Insurance	18,152,841	34,929,171	—	53,082,012
Utilities	18,392,329	15,170,940	—	33,563,269
Energy	8,594,646	9,681,234	—	18,275,880
Communications	870,210	856,767	—	1,726,977
Miscellaneous	—	4,515,100	—	4,515,100
REITS	3,244,831	—	—	3,244,831
Contingent Capital Securities(1)	—	69,180,381	—	69,180,381
Corporate Debt Securities
Banks	—	598,310	—	598,310
Communications	1,285,837	—	—	1,285,837
Short-Term Investments	11,855,945	—	—	11,855,945
Total Investments in Securities	$131,039,410	$189,382,832	$—	$320,422,242

(1)   All sub-categories represent Level 2 evaluation status

During the year ended September 30, 2021 there were no transfers into or out of any levels.

See accompanying Notes to Financial Statements.

Destra Granahan Small Cap Advantage Fund
Schedule of Investments
As of September 30, 2021
Shares		Value
	COMMON STOCKS – 96.9%
	COMMUNICATIONS – 7.3%
	INTERNET – 7.3%
3,204	Bumble, Inc., Class A(1)	$160,136
2,943	Etsy, Inc.(1)	612,026
4,273	EverQuote, Inc., Class A(1)	79,606
9,896	Liquidity Services, Inc.(1)	213,852
20,409	Magnite, Inc.(1)	571,452
3,642	Overstock.com, Inc.(1)	283,785
8,722	Sprinklr, Inc., Class A(1)	152,635
		2,073,492
	CONSUMER, CYCLICAL – 7.9%
	AUTO PARTS & EQUIPMENT – 1.0%
7,667	Douglas Dynamics, Inc.	278,312
	DISTRIBUTION/WHOLESALE – 1.5%
7,694	ThredUp, Inc.(1)	166,883
9,755	Titan Machinery, Inc.(1)	252,752
		419,635
	ENTERTAINMENT – 1.0%
14,684	Genius Sports, Ltd.(1)	274,003
	LEISURE TIME – 1.2%
20,594	Nautilus, Inc.(1)	191,730
13,964	OneSpaWorld Holdings, Ltd.(1)	139,221
		330,951
	RETAIL – 3.2%
19,728	Clean Energy Fuels Corp.(1)	160,783
9,158	Cricut, Inc.(1)	252,578
3,794	Lovesac Co.(1)	250,746
5,739	Rush Enterprises, Inc., Class A	259,173
		923,280
	TOTAL CONSUMER, CYCLICAL	2,226,181
	CONSUMER, NON-CYCLICAL – 31.5%
	BIOTECHNOLOGY – 11.3%
2,034	Acceleron Pharma, Inc.(1)	350,051
12,432	Affimed(1)	76,830
6,606	Autolus Therapeutics PLC, ADR(1)	43,269
1,854	Beam Therapeutics, Inc.(1)	161,317
11,420	BioCryst Pharmaceuticals, Inc.(1)	164,105
1,549	Blueprint Medicines Corp.(1)	159,253
2,630	Caribou Biosciences, Inc.(1)	62,778
923	CRISPR Therapeutics AG(1)	103,311
2,573	Editas Medicine, Inc.(1)	105,699
6,740	Esperion Therapeutics, Inc.(1)	81,217
13,672	Harvard Bioscience, Inc.(1)	95,431
5,832	Insmed, Inc.(1)	160,613
4,727	MacroGenics, Inc.(1)	98,983
7,298	NeoGenomics, Inc.(1)	352,056
16,031	Organogenesis Holdings, Inc.(1)	228,282
7,222	Radius Health, Inc.(1)	89,625
7,284	Sangamo Therapeutics, Inc.(1)	65,629
Shares		Value
	COMMON STOCKS (continued)
	CONSUMER, NON-CYCLICAL (continued)
	BIOTECHNOLOGY (continued)
1,303	Turning Point Therapeutics, Inc.(1)	$86,558
7,249	Veracyte, Inc.(1)	336,716
5,305	Vericel Corp.(1)	258,884
3,709	Xencor, Inc.(1)	121,136
		3,201,743
	COMMERCIAL SERVICES – 8.5%
11,035	2U, Inc.(1)	370,445
27,390	Alta Equipment Group, Inc.(1)	376,065
1,856	Bright Horizons Family Solutions, Inc.(1)	258,764
2,798	Chegg, Inc.(1)	190,320
7,432	CoStar Group, Inc.(1)	639,598
1,302	Grand Canyon Education, Inc.(1)	114,524
3,482	HealthEquity, Inc.(1)	225,494
3,158	ShotSpotter, Inc.(1)	114,856
1,859	Strategic Education, Inc.	131,059
		2,421,125
	COSMETICS/PERSONAL CARE – 0.5%
5,339	Beauty Health Co.(1)	138,654
	HEALTHCARE-PRODUCTS – 6.5%
3,367	AtriCure, Inc.(1)	234,175
6,093	BioLife Solutions, Inc.(1)	257,856
7,816	Cardiovascular Systems, Inc.(1)	256,599
3,677	Castle Biosciences, Inc.(1)	244,520
3,544	CONMED Corp.	463,662
5,206	Pulse Biosciences, Inc.(1)	112,450
3,431	Quanterix Corp.(1)	170,829
4,393	Renalytix PLC, ADR(1)	88,080
		1,828,171
	HEALTHCARE-SERVICES – 0.3%
9,968	American Well Corp., Class A(1)	90,808
	PHARMACEUTICALS – 4.4%
17,019	Aerie Pharmaceuticals, Inc.(1)	194,016
3,965	Enanta Pharmaceuticals, Inc.(1)	225,252
25,027	Flexion Therapeutics, Inc.(1)	152,665
1,828	Intellia Therapeutics, Inc.(1)	245,226
6,511	Jounce Therapeutics, Inc.(1)	48,377
4,686	Neoleukin Therapeutics, Inc.(1)	33,880
19,691	Paratek Pharmaceuticals, Inc.(1)	95,698
13,196	Spero Therapeutics, Inc.(1)	242,938
		1,238,052
	TOTAL CONSUMER, NON-CYCLICAL	8,918,553
	DIVERSIFIED – 0.3%
	HOLDING COMPANIES-DIVERSIFIED – 0.3%
7,512	Executive Network Partnering Corp., Class A(1)	73,768

See accompanying Notes to Financial Statements.

Destra Granahan Small Cap Advantage Fund
Schedule of Investments (continued)
As of September 30, 2021
Shares		Value
	COMMON STOCKS (continued)
	ENERGY – 1.2%
	ENERGY-ALTERNATE SOURCES – 1.2%
2,315	Enphase Energy, Inc.(1)	$347,181
	FINANCIAL – 2.2%
	INSURANCE – 0.5%
3,709	James River Group Holdings Ltd.	139,941
	PRIVATE EQUITY – 0.5%
4,316	Victory Capital Holdings, Inc., Class A	151,103
	REITS – 1.2%
1,446	Innovative Industrial Properties, Inc.	334,272
	TOTAL FINANCIAL	625,316
	INDUSTRIAL – 21.0%
	BUILDING MATERIALS – 0.3%
14,676	View, Inc.(1)	79,544
	COMPUTERS – 5.6%
11,056	Kornit Digital, Ltd.(1)	1,600,245
	ELECTRONICS – 1.4%
4,974	Enovix Corp.(1)	93,959
3,157	OSI Systems, Inc.(1)	299,283
		393,242
	ENGINEERING & CONSTRUCTION – 0.7%
5,734	908 Devices, Inc.(1)	186,470
	HAND/MACHINE TOOLS – 1.6%
23,745	Luxfer Holdings PLC	466,114
	MACHINERY-DIVERSIFIED – 4.0%
3,758	Chart Industries, Inc.(1)	718,192
8,552	Columbus McKinnon Corp.	413,489
		1,131,681
	METAL FABRICATE/HARDWARE – 1.9%
5,576	Lawson Products, Inc.(1)	278,856
1,174	RBC Bearings, Inc.(1)	249,123
		527,979
	MISCELLANEOUS MANUFACTURING – 4.3%
5,426	Axon Enterprise, Inc.(1)	949,659
3,857	Materion Corp.	264,744
		1,214,403
	TRANSPORTATION – 1.2%
5,131	CryoPort, Inc.(1)	341,263
	TOTAL INDUSTRIAL	5,940,941
Shares		Value
	COMMON STOCKS (continued)
	TECHNOLOGY – 25.5%
	COMPUTERS – 0.9%
934	Globant SA(1)	$262,463
	SEMICONDUCTORS – 3.5%
7,593	Brooks Automation, Inc.	777,144
3,841	Kulicke & Soffa Industries, Inc.	223,853
		1,000,997
	SOFTWARE – 21.1%
10,064	Datto Holding Corp.(1)	240,530
3,562	Digital Turbine, Inc.(1)	244,887
4,204	Domo, Inc.(1)	354,986
8,064	Evolent Health, Inc., Class A(1)	249,984
11,166	LivePerson, Inc.(1)	658,236
2,153	Paycom Software, Inc.(1)	1,067,350
19,203	Porch Group, Inc.(1)	339,509
6,117	PROS Holdings, Inc.(1)	217,031
6,220	Riskified, Ltd., Class A(1)	141,878
2,500	Sprout Social, Inc.(1)	304,875
5,734	SPS Commerce, Inc.(1)	924,951
7,303	Workiva, Inc.(1)	1,029,431
30,750	Zeta Global Holdings Corp., Class A(1)	180,195
		5,953,843
	TOTAL TECHNOLOGY	7,217,303
	TOTAL COMMON STOCKS (Cost $22,515,809)	27,422,735
	WARRANTS – 0.0%
	HOLDING COMPANIES-DIVERSIFIED – 0.0%
1,822	Executive Network Partnering Corp., Exercise Price $11.50, Expiration Date 9/25/2028(1)	1,412
	TOTAL WARRANTS (Cost $0)	1,412
	SHORT-TERM INVESTMENTS – 3.0%
	MONEY MARKET FUND – 3.0%
837,496	Fidelity Investments Money Market Treasury Portfolio – Class I, 0.010%(2)	837,496
	TOTAL SHORT-TERM INVESTMENTS (Cost $837,496)	837,496
	TOTAL INVESTMENTS – 99.9% (Cost $23,353,305)	28,261,643
	Other Assets in Excess of Liabilities – 0.1%	25,740
	TOTAL NET ASSETS – 100.0%	$28,287,383

(1)   Non-income producing security.

(2)   The rate is the annualized seven-day yield as of September 30, 2021.

ADR –American Depository Receipt

PLC –Public Limited Company

SA –Corporation

See accompanying Notes to Financial Statements.

Destra Granahan Small Cap Advantage Fund
Schedule of Investments (continued)
As of September 30, 2021
Summary by Industry Group	Value	% of Net Assets
Common Stocks
Auto Parts & Equipment	$278,312	1.0%
Biotechnology	3,201,743	11.3
Building Materials	79,544	0.3
Commercial Services	2,421,125	8.5
Computers	1,862,708	6.5
Cosmetics/Personal Care	138,654	0.5
Distribution/Wholesale	419,635	1.5
Electronics	393,242	1.4
Energy-Alternate Sources	347,181	1.2
Engineering & Construction	186,470	0.7
Entertainment	274,003	1.0
Hand/Machine Tools	466,114	1.6
Healthcare-Products	1,828,171	6.5
Healthcare-Services	90,808	0.3
Holding Companies-Diversified	73,768	0.3
Insurance	139,941	0.5
Internet	2,073,492	7.3
Leisure Time	330,951	1.2
Machinery-Diversified	1,131,681	4.0
Summary by Industry Group	Value	% of Net Assets
Metal Fabricate/Hardware	$527,979	1.9%
Miscellaneous Manufacturing	1,214,403	4.3
Pharmaceuticals	1,238,052	4.4
Private Equity	151,103	0.5
REITS	334,272	1.2
Retail	923,280	3.2
Semiconductors	1,000,997	3.5
Software	5,953,843	21.1
Transportation	341,263	1.2
Total Common Stocks	27,422,735	96.9
Warrants
Holding Companies-Diversified	1,412	0.0
Total Warrants	1,412	0.0
Short-Term Investments
Money Market Fund	837,496	3.0
Total Short-Term Investments	837,496	3.0
Total Investments	28,261,643	99.9
Other Assets in Excess of Liabilities	25,740	0.1
Total Net Assets	$28,287,383	100.0%

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of September 30, 2021. For information on the Fund’s policy regarding the valuation of investments, please refer to the Investment Valuation section of Note 2 in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Common Stocks	$27,422,735	$—	$—	$27,422,735
Warrants	1,412	—	—	1,412
Short-Term Investments	837,496	—	—	837,496
Total Investments in Securities	$28,261,643	$—	$—	$28,261,643

During the year ended September 30, 2021 there were no transfers into or out of any levels.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
September 30, 2021

	Destra Flaherty & Crumrine Preferred and Income Fund	Destra Granahan Small Cap Advantage Fund
Assets:
Investments, at value (cost $298,091,517 and $23,353,305, respectively)	$320,422,242	$28,261,643
Cash	40,162	—
Receivables:
Interest	1,955,995	9
Dividends	389,393	3,347
Fund shares sold	446,224	125,181
Investments sold	—	42,540
Prepaid expenses	35,339	25,298
Total assets	323,289,355	28,458,018
Liabilities:
Payables:
Investments purchased	1,473,008	96,747
Management fee (see note 3)	197,846	11,333
Transfer agent fees and expenses	99,443	11,631
Capital shares redeemed	98,194	13,254
Accounting and administrative fees	39,413	10,107
Distribution fees	33,303	2,610
Professional fees	30,386	17,582
Custody fees	5,742	4,609
Accrued other expenses	13,333	2,762
Total liabilities	1,990,668	170,635
Net assets	$321,298,687	$28,287,383
Net assets consist of:
Paid-in capital (unlimited shares authorized at $0.001 par value common stock)	$300,097,948	$21,141,044
Distributable earnings	21,200,739	7,146,339
Net assets	$321,298,687	$28,287,383
Net assets:
Class I	$255,392,024	$16,105,112
Class A	33,940,713	12,182,271
Class C	31,965,950	—
Shares outstanding:
Class I	13,420,036	850,956
Class A	1,776,062	645,992
Class C	1,664,783	—
Net asset value per share:
Class I	$19.03	$18.93
Class A	19.11	18.86
Maximum offering price per share(1)	20.01	19.75
Class C	19.20	—

(1)   Include a sales charge of 4.50%.

See accompanying Notes to Financial Statements.

Statements of Operations
For the Year Ended September 30, 2021

	Destra Flaherty & Crumrine Preferred and Income Fund	Destra Granahan Small Cap Advantage Fund
Investment income:
Interest income	$9,094,850	$65
Dividend income	6,729,687	41,718
Total investment income	15,824,537	41,783
Expenses:
Management fee (see note 3)	2,219,561	216,322
Transfer agent fees and expenses	447,782	60,918
Accounting and administrative fees	227,758	58,131
Professional fees	100,131	23,986
Trustee fees (see note 9)	97,221	4,661
Registration fees	64,861	31,534
Chief financial officer fees (see note 9)	52,728	3,273
Shareholder reporting fees	40,998	5,491
Insurance expense	38,744	1,847
Custody fees	33,925	28,236
Chief compliance officer fees (see note 9)	29,006	2,076
Distribution fees Class C (see note 4)	308,761	—
Distribution fees Class A (see note 4)	84,042	27,888
Other expenses	20,459	8,502
Total expenses:	3,765,977	472,865
Service provider fees deferred and repaid by adviser (see note 3)	—	(95,068)
Contractual expenses waived and reimbursed by adviser (see note 3)	—	(54,925)
Net expenses	3,765,977	322,872
Net investment income (loss)	12,058,560	(281,089)
Net realized and unrealized gain:
Net realized gain on:
Investments	1,075,306	2,910,180
Net change in unrealized appreciation on:
Investments	16,704,443	3,223,481
Net realized and unrealized gain	17,779,749	6,133,661
Net increase in net assets resulting from operations	$29,838,309	$5,852,572
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	Destra Flaherty & Crumrine Preferred and Income Fund		Destra Granahan Small Cap Advantage Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase in net assets resulting from operations:
Net investment income (loss)	$12,058,560	$12,314,110	$(281,089)	$(77,602)
Net realized gain (loss)	1,075,306	(1,802,371)	2,910,180	(372,930)
Net change in unrealized appreciation (depreciation)	16,704,443	(7,868,058)	3,223,481	1,738,497
Net increase in net assets resulting from operations	29,838,309	2,643,681	5,852,572	1,287,965

Distributions to shareholders:
Class I	(9,456,926)	(10,985,985)	(12,281)	—
Class A	(1,277,688)	(1,657,236)	(18,110)	—
Class C	(943,251)	(1,208,797)	—	—
Total distributions to shareholders	(11,677,865)	(13,852,018)	(30,391)	—

Capital transactions:
Proceeds from shares sold:
Class I	86,702,707	115,828,910	12,831,409	4,279,088
Class A	7,149,588	18,227,375	3,632,177	6,644,576
Class C	4,760,601	5,749,525	—	—
Reinvestment of distributions:
Class I	7,437,140	8,648,895	10,465	—
Class A	937,801	1,275,052	17,366	—
Class C	792,767	918,653	—	—
Cost of shares redeemed:
Class I	(70,272,154)	(92,786,671)	(2,212,828)	(2,132,692)
Class A	(10,730,844)	(17,820,015)	(3,049,379)	(156,269)
Class C	(5,138,058)	(5,070,250)	—	—
Net increase in net assets from capital transactions	21,639,548	34,971,474	11,229,210	8,634,703
Total increase in net assets	39,799,992	23,763,137	17,051,391	9,922,668

Net assets:
Beginning of year	281,498,695	257,735,558	11,235,992	1,313,324
End of year	$321,298,687	$281,498,695	$28,287,383	$11,235,992

Capital share transactions:
Shares sold:
Class I	4,606,702	6,548,619	696,337	408,184
Class A	377,456	1,023,810	210,308	595,151
Class C	251,180	317,351	—	—
Shares reinvested:
Class I	396,301	486,743	612	—
Class A	49,824	71,263	1,017	—
Class C	41,885	51,232	—	—
Shares redeemed:
Class I	(3,752,259)	(5,436,562)	(120,891)	(251,510)
Class A	(571,411)	(1,019,576)	(170,968)	(13,274)
Class C	(272,688)	(290,083)	—	—
Net increase from capital share transactions	1,126,990	1,752,797	616,415	738,551

See accompanying Notes to Financial Statements.

Financial Highlights
For a share of common stock outstanding throughout the periods indicated
Destra Flaherty & Crumrine Preferred and Income Fund
											Ratios to average net assets
Year ending September 30,	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Redemption fees	Net asset value, end of period	Total return(2)	Gross expenses	Net expenses(3)	Net investment income(3)	Net assets, end of period (in thousands)	Portfolio turnover rate
Class I
2021	$17.87	$0.79	$1.14	$1.93	$(0.77)	$—	$(0.77)	$—	$19.03	10.92%	1.14%	1.14%	4.20%	$255,392	15%
2020	18.41	0.82	(0.44)	0.38	(0.81)	(0.11)	(0.92)	—	17.87	2.22	1.17	1.17	4.61	217,420	19
2019	17.73	0.84	0.86	1.70	(0.86)	(0.16)	(1.02)	—	18.41	10.13	1.22	1.22	4.75	194,583	18
2018	18.68	0.83	(0.83)	0.00	(0.85)	(0.10)	(0.95)	—	17.73	0.02	1.18	1.18	4.59	158,002	7
2017	18.14	0.82	0.53	1.35	(0.81)	—	(0.81)	—	18.68	7.70	1.25	1.25	4.48	194,525	18
Class A
2021	17.94	0.75	1.14	1.89	(0.72)	—	(0.72)	—	19.11	10.66	1.39	1.39	3.96	33,941	15
2020	18.48	0.77	(0.43)	0.34	(0.77)	(0.11)	(0.88)	—	17.94	1.96	1.42	1.42	4.34	34,444	19
2019	17.79	0.80	0.87	1.67	(0.82)	(0.16)	(0.98)	—	18.48	9.88	1.47	1.47	4.51	34,088	18
2018	18.75	0.79	(0.85)	(0.06)	(0.80)	(0.10)	(0.90)	—	17.79	(0.29)	1.43	1.43	4.29	31,021	7
2017	18.20	0.77	0.55	1.32	(0.77)	—	(0.77)	—	18.75	7.46	1.50	1.50	4.24	67,639	18
Class C
2021	18.02	0.61	1.15	1.76	(0.58)	—	(0.58)	—	19.20	9.85	2.14	2.14	3.21	31,966	15
2020	18.56	0.65	(0.45)	0.20	(0.63)	(0.11)	(0.74)	—	18.02	1.20	2.17	2.17	3.60	29,634	19
2019	17.87	0.67	0.87	1.54	(0.69)	(0.16)	(0.85)	—	18.56	9.02	2.22	2.22	3.76	29,065	18
2018	18.83	0.66	(0.85)	(0.19)	(0.67)	(0.10)	(0.77)	—	17.87	(1.02)	2.17	2.17	3.60	29,932	7
2017	18.28	0.64	0.54	1.18	(0.63)	—	(0.63)	—	18.83	6.64	2.25	2.25	3.51	32,764	18

(1)   Based on average shares outstanding during the period.

(2)   Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period, reinvestment of all distributions during the period and does not include payment of the maximum sales charge. The return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.

(3)   The contractual fee and expense waiver is reflected in both the net expense and net investment income (loss) ratios (see Note 3).

See accompanying Notes to Financial Statements.

Financial Highlights
For a share of common stock outstanding throughout the periods indicated (continued)
Destra Granahan Small Cap Advantage Fund
											Ratios to average net assets(1)
Period ending September 30,	Net asset value, beginning of period	Net investment (loss)(2)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Redemption fees	Net asset value, end of period	Total return(3),(4)	Gross expenses(5)	Net expenses(6)	Net investment (loss)(6)	Net assets, end of period (in thousands)	Portfolio turnover rate(4)
Class I
2021	$12.77	$(0.23)	$6.42	$6.19	$(0.02)	$(0.01)	$(0.03)	$—	$18.93	48.55%	2.26%	1.50%	(1.28)%	$16,105	49%
2020	9.25	(0.13)	3.65	3.52	—	—	—	—	12.77	38.05	6.49	1.50	(1.22)	3,512	85
2019(7)	10.00	(0.01)	(0.74)	(0.75)	—	—	—	—	9.25	(7.50)	35.78	1.50	(0.95)	1,093	86
Class A
2021	12.75	(0.27)	6.41	6.14	(0.02)	(0.01)	(0.03)	—	18.86	48.16	2.51	1.75	(1.54)	12,182	49
2020	9.26	(0.17)	3.66	3.49	—	—	—	—	12.75	37.69	6.74	1.75	(1.47)	7,724	85
2019(7)	10.00	(0.02)	(0.72)	(0.74)	—	—	—	—	9.26	(7.40)	36.03	1.75	(1.19)	220	86

(1)   Annualized for periods less than one year.

(2)   Based on average shares outstanding during the period.

(3)   Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period, reinvestment of all distributions during the period and does not include payment of the maximum sales charge. The return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.

(4)   Not annualized for periods less than one year.

(5)   For the periods ended September 30, 2020 and September 30, 2021, gross expense ratios are inclusive of deferred service provider fees. For the period ended September 30, 2020, gross expense ratios excluding deferred service provider fees would have been 5.18% and 5.43% for Class I and Class A, respectively. For the period ended September 30, 2021, gross expense ratios excluding deferred service provider fees would have been 1.78% and 2.03% for Class I and Class A, respectively (see Note 3).

(6)   The contractual fee and expense waiver is reflected in both the net expense and net investment income (loss) ratios (see Note 3).

(7)   Commenced operations on August 8, 2019.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
September 30, 2021

1. ORGANIZATION

Destra Investment Trust (the “Trust”) was organized as a Massachusetts business trust on May 25, 2010 as an open-end investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of two series of diversified portfolios (collectively, the “Funds” and each individually a “Fund”): Destra Flaherty & Crumrine Preferred and Income Fund (“Preferred and Income Fund”), which commenced operations on April 12, 2011, and Destra Granahan Small Cap Advantage Fund (“Small Cap Advantage Fund”), which commenced operations on August 8, 2019. The Preferred and Income Fund’s investment objective is to seek total return with an emphasis on high current income. The Small Cap Advantage Fund’s investment objective is to seek long-term capital appreciation. The Preferred and Income Fund currently offers three classes of shares, Classes A, C, and I. The Small Cap Advantage Fund currently offers two classes of shares, Classes A and I. All share classes have equal rights and voting privileges, except in matters affecting a single class. Each Fund represents shares of beneficial interest (“Shares”) in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are investment companies under U.S. GAAP and follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies.

(a) Investment Valuation

Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter (“OTC”) market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price. Debt securities are valued at the prices supplied by the pricing agent for such securities, if available, and otherwise are valued at the available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Fund calculates its net asset value (“NAV”), the Funds value these securities at fair value as determined in accordance with procedures approved by the Board of Trustees (the “Board”). Short-term securities with maturities of 60 days or less at time of purchase and of sufficient credit quality are valued at amortized cost, which approximates fair value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”.

Such “fair value” is the amount that a Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g., the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In accordance with FASB ASC Section 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), fair value is defined as the price that each Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820-10 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets that the Funds have the ability to access. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g., yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g., discounted cash flow analysis; non-market based methods used to determine fair valuation).

Notes to Financial Statements (continued)
September 30, 2021

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management. For Level 3 securities, the Funds estimate fair value based upon a variety of observable and non-observable inputs using procedures established in good faith by management. The Funds’ valuation policies and procedures are approved by the Board.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date basis. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Allocation of Income and Expenses

In calculating the NAV per Share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of Shares based upon the proportion of net assets of each class at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each series, such as management fees and registration costs.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(d) Cash and Cash Equivalents

Cash and cash equivalents may consist of demand deposits and highly liquid investments (e.g., U.S. treasury notes) with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Funds deposit cash and cash equivalents with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.

(e) Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Each Fund’s maximum exposure under these arrangements is unknown. However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(f) Distributions to Shareholders

The Funds intend to pay substantially all of their net investment income to shareholders. The Preferred and Income Fund expects to pay monthly distributions and the Small Cap Advantage Fund expects to pay annual distributions. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

(g) Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Notes to Financial Statements (continued)
September 30, 2021

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Investment Management Agreement

The Funds have entered into an Investment Management Agreement (“the Agreement”) with Destra Capital Advisors LLC (“Destra”). Effective February 11, 2021, (the “Effective Date”) the Preferred and Income Fund entered into a new Investment Management Agreement (“the new Agreement”) with DFC Preferred Advisors LLC (“DFC”). As of the effective date, DFC replaces Destra as the Advisor to the Preferred and Income Fund.

Subject to the oversight of the Trust’s Board, Destra and DFC (collectively, the “Advisers” and each individually an “Adviser”) are responsible for managing the investment and reinvestment of the assets of each Fund in accordance with each Fund’s respective investment objectives and policies and limitations and providing day-to-day administrative services to the Funds either directly or through others selected by it for the Funds. The Adviser receives an annual management fee payable monthly, at an annual rate of 0.75% and 1.10% respectively, of the average daily net assets of the Preferred and Income Fund and Small Cap Advantage Fund. Management fees paid by the Funds for the year ended September 30, 2021 are disclosed in the Statement of Operations. The Preferred and Income Fund paid management fees totaling $791,769 to Destra for the period of October 1, 2020 through February 10, 2021 and paid management fees totaling $1,427,792 to DFC for the period of February 11, 2021 through September 30, 2021. During the year ended September 30, 2021, the Small Cap Advantage Fund paid management fees totaling $216,322 to Destra.

The Trust and the Adviser have entered into an expense limitation agreement where the Adviser has agreed to cap expenses such that the total annual Fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, interest, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business), do not exceed 1.50%, 2.25%, and 1.25% of the Preferred and Income Fund’s average daily net assets attributable to Class A shares, Class C shares, and Class I shares, respectively, and 1.75%, and 1.50% of the Small Cap Fund’s average daily net assets attributable to Class A shares and Class I shares, respectively (the “Expense Limitation Agreement”). The Expense Limitation Agreement will continue in effect until January 28, 2030, may be terminated or modified prior to that date only with the approval of the Board and will automatically continue in effect for successive twelve-month periods thereafter. Any fee waived and/or expense assumed by the Adviser pursuant to the Expense Limitation Agreement is subject to recovery by the Adviser for up to three years from the date the fee was waived and/or expense assumed, but no reimbursement payment will be made by the Fund if such reimbursement results in the Fund exceeding an expense ratio equal to the Fund’s then-current expense caps or the expense caps that were in place at the time the fee was waived and/or expense assumed by the Adviser.

During the year ended September 30, 2021, expenses totaling $54,925 were waived and $170,116 of service provider fees previously deferred have been repaid (both subject to recapture) by Destra for the Small Cap Advantage Fund and no expenses were waived by Destra or DFC for the Preferred and Income Fund. Recognition of eligibility for recapture by the Adviser is affected by the timing of fees paid and invoices received at the time of the calculation.

The following amounts are subject to recapture by Destra by the following dates:

Small Cap Advantage Fund
September 30, 2022	$46,694
September 30, 2023	211,052
September 30, 2024	225,041

Fee Deferral Agreement

On behalf of the Small Cap Advantage Fund, Destra has entered into an agreement with the service provider, UMB Fund Services, Inc. (“UMBFS”), to defer certain business line related fees subject to repayment provisions if certain conditions are met (the “Deferral Agreement”). Effective February 1, 2020, through July 31, 2021, UMBFS has agreed to defer certain accounting and administrative fees, transfer agent fees and expenses, and custodian fees (collectively, the “Deferral Fees”) provided the Small Cap Advantage Fund is operating above its current expense limitation. If the Small Cap Advantage Fund operates above the expense limitation prior to July 31, 2021, and the Adviser receives a portion of its management fee, the Adviser will pay to UMB any outstanding Deferral Fees in an amount equal to or greater than 50% of the Adviser’s net management fee. Should the Small Cap Advantage Fund operate below the expense limitation prior to July 31, 2021, the Adviser will: (i) pay to UMBFS any outstanding Deferral Fees in an amount equal to or greater than 50% of the Adviser’s net management fee, and (ii) pay UMBFS any outstanding Deferral Fees prior to retaining any recoupment amount itself per the terms of the Expense Limitation Agreement. The Adviser accepts

Notes to Financial Statements (continued)
September 30, 2021

full financial responsibility for the payment of these Deferral Fees and will repay the remaining unpaid balance amount by December 31, 2021, should the provisions for repayment outlined above not be met. As of September 30, 2021, all Deferral Fees in the amount of $170,116 have been paid to UMBFS.

Sub-Advisory Agreements

The Preferred and Income Fund has retained Flaherty & Crumrine Incorporated (“Flaherty”) to serve as its investment sub-adviser. Small Cap Advantage Fund has retained Granahan Investment Management, Inc. (“Granahan”) to serve as its investment sub-adviser.

DFC has agreed to pay from its own assets an annualized sub-advisory fee, quarterly, to Flaherty an amount equal to one half of the net management fees collected by DFC, net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by DFC in respect of the Preferred and Income Fund.

Destra has agreed to pay from its own assets an annualized sub-advisory fee, monthly, to Granahan an amount equal to one half of the net advisory fees collected by Destra, net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by Destra in respect of the Small Cap Advantage Fund.

Other Service Providers

UMBFS serves as each Fund’s Administrator, Accounting Agent, and Transfer Agent. UMB Bank, N.A. serves as each Fund’s Custodian.

4. DISTRIBUTION AND SERVICE PLANS

The Funds’ Class A Shares and the Preferred and Income Fund’s Class C Shares have adopted a Distribution Plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan that permits the payment at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A Shares and up to 1.00% of the average daily net assets of the Preferred and Income Fund’s C Shares, respectively. Of the 1.00%, up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services. Under the terms of the Plan, the Funds are authorized to make payments to Destra Capital Investments, LLC, the Funds’ distributor (the “Distributor”) for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

5. FEDERAL TAX INFORMATION

Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. If so qualified, the Funds will not be subject to federal income tax to the extent each Fund distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statements of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no impact on the NAV of the Funds.

Each Fund complies with FASB interpretation Accounting for Uncertainty in Income Taxes which provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. Accounting for Uncertainty in Income Taxes requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is “more-likely-than-not,” (i.e., greater than 50 percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current period.

Accounting for Uncertainty in Income Taxes requires management of each Fund to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last three tax years and the interim tax period since then). The Funds have no examinations in progress during the year ended September 30, 2021. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds reviewed all tax positions taken or expected to be taken in the preparation of each Fund’s tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on each Fund’s reported net assets or results of operations as of and during the year ended September 30, 2021. Management of the Funds also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements (continued)
September 30, 2021

At September 30, 2021, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

	Preferred and Income Fund	Small Cap Advantage Fund
Cost of investments	$297,322,834	$23,618,303
Gross unrealized appreciation	23,514,835	6,750,042
Gross unrealized depreciation	(415,427)	(2,106,702)
Net unrealized appreciation	23,099,408	4,643,340

The difference between cost amounts for financial statement and federal income tax purposes, if any, is due primarily to timing differences in recognizing certain gains and losses in security transactions.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per Share.

For the year ended September 30, 2021, permanent differences in book and tax accounting have been reclassified to paid-in capital and distributable earnings as follows:

	Paid-in Capital	Distributable Earnings
Preferred and Income Fund	$(3,287)	$3,287
Small Cap Advantage Fund	1	(1)

As of September 30, 2021, the components of distributable earnings on a tax basis were as follows:

	Preferred and Income Fund	Small Cap Advantage Fund
Undistributed ordinary income	$223,499	$810,272
Undistributed long-term capital gains	—	1,692,727
Tax distributable earnings	223,499	2,502,999
Accumulated capital and other losses	(2,122,168)	—
Temporary book and tax differences	—	—
Unrealized appreciation on investments	23,099,408	4,643,340
Total distributable earnings	$21,200,739	$7,146,339

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. For the tax year ending September 30, 2021, the Preferred and Income Fund and Small Cap Advantage Fund had no qualified post-October capital losses or qualified late year ordinary losses.

The tax character of distributions paid during the years ended September 30, 2021 and 2020 were as follows:

	Preferred and Income Fund		Small Cap Advantage Fund
	2021	2020	2021	2020
Distributions paid from:
Ordinary income	$11,677,865	$12,326,533	$18,814	$—
Net long-term capital gains	—	1,525,485	11,577	—
Total distributions paid	$11,677,865	$13,852,018	$30,391	$—

Notes to Financial Statements (continued)
September 30, 2021

At September 30, 2021, the Funds had accumulated capital loss carry forwards as follows:

	Preferred and Income Fund	Small Cap Advantage Fund
Short-term	$1,321,832	$—
Long-term	800,336	—
Total	$2,122,168	$—

To the extent that the Funds may realize future net capital gains, those gains will be offset by any unused capital loss carry forwards. Future capital loss carry forward utilization in any given year may be subject to Internal Revenue Code limitations.

The Preferred and Income Fund and Small Cap Advantage Fund utilized $0 and $161,647, respectively, of their capital loss carry forward during the year ended September 30, 2021.

6. INVESTMENT TRANSACTIONS

For the year ended September 30, 2021, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments were as follows:

	Purchases	Sales
Preferred and Income Fund	$58,596,678	$44,390,961
Small Cap Advantage Fund	19,520,862	9,309,534

7. PURCHASES AND REDEMPTIONS OF SHARES

Purchases of Class A Shares are subject to an initial sales charge of up to 4.50% on purchases of less than $1,000,000. The Funds’ Shares are purchased at NAV per Share as determined at the close of the regular trading session of the NYSE after a purchase order is received in good order by the Funds or their authorized agent. Some authorized agents may charge a separate or additional fee for processing the purchase of Shares. Redemption requests will be processed at the next NAV per Share calculated after a redemption request is accepted.

A contingent deferred sales charge (“CDSC”) of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The CDSC may be waived for certain investors as described in the Preferred and Income Fund’s Prospectus. For the year ended September 30, 2021, the total CDSC received by affiliates in the Preferred and Income Fund amounted to $1,493.

For the year ended September 30, 2021, various broker dealers received $128,535 and $95,201 of sales charges from Shares sold of the Preferred and Income Fund and Small Cap Advantage Fund, respectively. Sales charges from Shares sold of the Funds received by affiliates amounted to $11,884 and $13,020 for the Preferred and Income Fund and Small Cap Advantage Fund, respectively.

8. PRINCIPAL RISKS

Risk is inherent in all investing. The value of your investment in the Funds, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Funds or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Funds.

Recent Market and Economic Developments — Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak may have a significant negative impact on the operations and profitability of the Funds’ investments. The extent of the impact to the financial performance of the Funds will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Credit and Counterparty Risk — Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.

Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Notes to Financial Statements (continued)
September 30, 2021

Financial Services Companies Risk — The Preferred and Income Fund invests in financial services companies, which may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry. These companies are especially subject to the adverse effects of economic recession; currency exchange rates; government regulation; decreases in the availability of capital; and volatile interest rates.

Interest Rate Risk — If interest rates rise, in particular, if long-term interest rates rise, the prices of fixed-rate securities held by a Fund will fall.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Funds invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Funds’ management will underperform the markets, the relevant indices or the securities selected by other Funds with similar investment objectives and investment strategies. This means you may lose money.

Preferred Security Risk — Preferred and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled.

Smaller Companies Risk — The Small Cap Advantage Fund will hold securities of small- and/or mid-cap companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than those of larger, more established companies. Smaller capitalization issuers are often not as diversified in their business activities and frequently have fewer product lines, financial resources and management experience than issuers with larger market capitalizations. Additionally, reduced trading volume of securities of smaller issuers may make such securities more difficult to sell than those of larger companies.

9. TRUSTEES AND OFFICERS

The Destra Fund Complex (consisting of the Trust’s, the Destra Multi-Alternative Fund, and the BlueBay Destra International Event-Driven Credit Fund), pays each Independent Trustee a retainer of $39,000 per year, and the Chairman of the Board a retainer of $46,000 per year for their services in this capacity. Each fund in the Destra Fund Complex pays a portion of the retainer received by each Trustee, which is allocated annually across the Destra Fund Complex based on each fund’s respective net assets as of December 31 of the preceding year. Trustees are also reimbursed for travel-related and authorized business expenses. The Trust does not pay compensation to Trustees who also serve in an executive officer capacity for the Trust or the Advisers.

Employees of PINE Advisor Solutions, LLC (“PINE”) serve as the Trust’s Chief Financial Officer and Assistant Treasurer. PINE receives an annual base fee for the services provided to the Fund. PINE is reimbursed for certain out-of-pocket expenses by the Trust. Each Fund pays a portion of these fees on a pro rata basis according to each Fund’s average net assets. Service fees paid by the Trust for the year ended September 30, 2021 are disclosed in the Statement of Operations as chief financial officer fees.

The Trust’s Chief Compliance Officer monitors and tests the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. Each Fund pays a portion of these fees on a pro rata basis according to each Fund’s average net assets. At a special meeting of the Board held on April 26, 2021, the Board accepted the resignation of Jane Hong Shissler as Chief Compliance Officer effective on or about May 14, 2021. In conjunction with the resignation, the Board approved the appointment of Cory Gossard, an employee of PINE, as the new Chief Compliance Officer of the Trust. Consequently, the fees paid by the Trust for the year ended September 30, 2021, as disclosed in the Statement of Operations, reflect compensation (i) paid to Ms. Shissler from October 1, 2020 to approximately May 14, 2021 and (ii) paid to PINE that is attributable to the services provided by Mr. Gossard as Chief Compliance Officer to the Trust from approximately May 14, 2021 to September 30, 2021.

10. SUBSEQUENT EVENTS

The Funds evaluated subsequent events through the date the financial statements were issued and determined that there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Destra Flaherty & Crumrine Preferred and Income Fund and Destra Granahan Small Cap Advantage Fund and Board of Trustees of Destra Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Destra Investment Trust comprising the funds listed below (the “Funds”) as of September 30, 2021, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of September 30, 2021, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Destra Flaherty & Crumrine Preferred and Income Fund	Destra Flaherty & Crumrine Preferred and Income Fund	For the years ended September 30, 2021 and 2020	For the years ended September 30, 2021 and 2020
Destra Flaherty & Crumrine Preferred and Income Fund	For the year ended September 30, 2021	For the years ended September 30, 2021 and 2020	For the years ended September 30, 2021 and 2020

Destra Flaherty & Crumrine Preferred and Income Fund’s financial highlights for the year ended September 30, 2017 were audited by other auditors whose report dated November 21, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Destra Capital Advisors LLC or DFC Preferred Advisors LLC since 2018.

COHEN & COMPANY, LTD.
Chicago, Illinois
November 24, 2021

Additional Information
September 30, 2021 (unaudited)

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of Shares of the Funds or of any securities mentioned in this report.

Corporate Dividends Received Deduction — For the period ended September 30, 2021, the Preferred and Income Fund and Small Cap Advantage Fund had 76% and 0%, respectively, of dividends paid from net investment income qualify for the 70% dividends received deduction available to corporate shareholders.

Qualified Dividend Income — For the period ended September 30, 2021, the Preferred and Income Fund and Small Cap Advantage Fund had 100% and 0%, respectively, of dividends paid from net investment income designated as qualified dividend income.

Long-term Capital Gains — Pursuant to IRC 852 (b)(3) of the Internal Revenue Code, the Preferred and Income Fund and Small Cap Advantage Fund designate $0 and $11,577, respectively, as long-term capital gain distributions.

Proxy Voting — Policies and procedures that the Funds use to determine how to vote proxies as well as information regarding how the Funds voted proxies for portfolio securities is available without charge and upon request by calling 844-9DESTRA (933-7872) or visiting Destra Capital Investments LLC’s website at www.destracapital.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Disclosure of Portfolio Holdings — The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT (or its predecessor Form N-Q). The Funds’ Form N-PORT (or its predecessor Form N-Q) is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at www.destracapital.com.

Trustees And Officers Information
September 30, 2021 (unaudited)

The management of the Trust, including general supervision of the duties performed for the Trust under the investment management agreements between the Preferred and Income Fund and DFC and between the Small Cap Advantage Fund and Destra, are the responsibility of the Board. The Board consists of four trustees who are not Interested Persons (as the term “Interested Person” is defined in the 1940 Act) (referred to herein as the “Independent Trustees” or “Trustees”). None of the Independent Trustees has ever been a Trustee, director or employee of, or consultant to, Destra Capital Advisors LLC, DFC Preferred Advisors LLC or their affiliates. The identity of the Trustees and the Trust’s executive officers and biographical information as of September 30, 2021 is set forth below. The address for each Trustee is c/o Destra Investment Trust, 443 North Willson Avenue, Bozeman, Montana 59715. A Trustee’s term of office shall continue until his or her death, resignation or removal.

Name and Birth Year	Trustee Since	Principal Occupation(s) During the past 5 years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee(1)	Other Directorships held by the Trustee during the past five years
Independent Trustees
John S. Emrich, CFA Birth year: 1967	November 2017	Financial Advisor, self-employed, Red Earth Finance LLC (January 2018 to present), mortgage banker, The Mortgage Company, (January 2018 to present).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios); Stonecastle Financial Corp. (closed-end management investment company)
Michael S. Erickson Birth year: 1952	November 2017	Private Investor (August 2007 to present); Chief Operating Officer and Chief Financial Officer, Erickson Holding Corp. (a passive real estate holding company) (2003 to present); Chief Operating Officer and Chief Financial Officer, McGee Island LLC (a real estate management company) (2015 to present).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios)
Jeffrey S. Murphy Birth year: 1966	November 2017	Retired (2014 to present).	4	None
Nicholas Dalmaso(2), Chairman Birth year: 1965	November 2017

Chair and CEO of Sound Capital Holdings LLC, Sound Capital Distributors LLC (a registered broker/dealer) and Sound Capital Solutions LLC (an investment advisor) (2020 to present); General Counsel (2014 to present) and Chief Compliance Officer (2014 to 2019) of M1 Holdings Inc.; General Counsel (2014 to present) and Chief Compliance Officer (2014 to 2019) of M1 Finance LLC (a registered broker/dealer); General Counsel (2014 to present) and Chief Compliance Officer (2014 to 2019) of M1 Advisory Services LLC (an investment adviser); Independent Director of Keno Kozie Associates (IT Consulting) (2016 to 2018).

			4	None

(1)   The Fund Complex consists of the Trust, the BlueBay Destra International Event-Driven Credit Fund, and the Destra Multi-Alternative Fund.

(2)   Prior to February 8, 2021, Mr. Dalmaso was considered an “interested person” of the Fund (as defined in the 1940 ACT) because of his former position with Destra. As of February 8, 2021, Mr. Dalmaso is no longer an “interested person.”

Trustees And Officers Information (continued)
September 30, 2021 (unaudited)

The following persons serve as the Trust’s executive officers in the following capacities:

Name and Birth Year	Position(s) Held with the Fund	Principal Occupation(s) During the past 5 years
Robert Watson Birth year: 1965	President since 2017	Partner & Head of Investments (2021 to present); Senior Managing Director and Investment Product Strategist, Destra Capital Investments LLC (2011 to 2020).
Derek Mullins Birth year: 1973	Chief Financial Officer and Treasurer since 2018

Managing Partner and Co-Founder, PINE Advisor Solutions (2018 to present); Director of Operations, ArrowMark Partners LLC (2009 to 2018); Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc. (2013 to 2018).

Cory Gossard Birth year: 1972	Chief Compliance Officer since 2021*	Director, PINE Advisor Solutions (2021 to present); Chief Compliance Officer, Vident Investment Advisory (2020); Chief Compliance Officer, SS&C ALPS (2014-2020).
Marcie McVeigh Birth year: 1979	Assistant Treasurer since 2020

Director of CFO Services, PINE Advisor Solutions (2020 to present); Assistant Vice President and Performance Measurement Manager, Brown Brothers Harriman (2019 to 2020); Senior Financial Reporting Specialist, American Century Investments (2011 to 2018).

Jake Schultz Birth year: 1996	Secretary since 2021*

Partner & Director, Portfolio Oversight & Analytics (2021 to present); Director, Product Management (2020 to 2021); Product Analyst (2018- 2020), Destra Capital Management LLC, Destra Capital Investments LLC and Destra Capital Advisors LLC.

Ken Merritt Birth year: 1961	Assistant Secretary since 2021**

Partner & Director, Product Management & Development (2021 to present); Senior Managing Director, Product Management & Development (2019 to 2021), Destra Capital Management LLC, Destra Capital Advisors LLC and Destra Capital Investments LLC; Senior Managing Director, Destra Capital Management LLC; Managing Director, External Wholesaler (2012 to 2018), Destra Capital Management LLC.

*  Appointed at a special meeting of the Board held on April 26, 2021.

** Appointed at a meeting of the Board held on May 25, 2021.

The address for each executive officer is c/o Destra Investment Trust, 443 North Willson Avenue, Bozeman, Montana 59715.

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available without charge and upon request by calling 844-9DESTRA (933-7872), or visiting Destra Capital Investments LLC’s website at www.destracapital.com.

Trust Information

Board of Trustees	Officers	Investment Advisers
John S. Emrich	Robert A. Watson	Destra Capital Advisors LLC
Michael S. Erickson	President	Bozeman, MT
Jeffrey S. Murphy
Nicholas Dalmaso	Derek Mullins	DFC Preferred Advisors LLC
	Chief Financial Officer and Treasurer	Bozeman, MT

	Cory Gossard	Sub-Advisers
	Chief Compliance Officer	Flaherty & Crumrine Inc.
Pasadena, CA
Marcie McVeigh
	Assistant Treasurer	Granahan Investment Management Inc.
Waltham, MA
Jake Schultz
	Secretary	Distributor
Destra Capital Investments LLC
	Ken Merritt	Bozeman, MT
Assistant Secretary
Custodian
UMB Bank, N.A.
Kansas City, MO

Administrator, Accounting Agent, and Transfer Agent

UMB Fund Services, Inc.
Milwaukee, WI

Legal Counsel
Faegre Drinker Biddle & Reath LLP
Philadelphia, PA

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
Chicago, IL

Privacy Principles of the Trust for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your Shares of the Trust?

• If your Shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of Shares of the Funds or of any securities mentioned in this report.

(b)	Not applicable.

ITEM 2. CODE OF ETHICS.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert serving on its audit committee, whom is “independent” within the meaning of Form N-CSR: Mr. Jeff Murphy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The aggregate fees for professional services by Cohen & Company, Ltd. during the fiscal years 2020 and 2021 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended September 30, 2020	$30,000
Fiscal year ended September 30, 2021	$32,500

(b) Audit-Related Fees for Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”. These fees include amounts related to Form N-17f-2 filings.

Fiscal year ended September 30, 2020	None
Fiscal year ended September 30, 2021	None

(c) Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. These fees include federal, excise and state tax reviews; performed by Cohen & Company, Ltd.

Fiscal year ended September 30, 2020	$6,500
Fiscal year ended September 30, 2021	$7,500

(d) All Other Fees.

Fiscal year ended September 30, 2020	None
Fiscal year ended September 30, 2021	None

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) None.

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the period are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Registrant on Form N-CSR is (i) accumulated and communicated to the Registrant’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Destra Investment Trust

By (Signature and Title)		/s/ Robert A. Watson
Robert A. Watson, President
(Principal Executive Officer)

Date	12/6/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Robert A. Watson
Robert A. Watson, President
(Principal Executive Officer)

Date	12/6/2021

By (Signature and Title)		/s/ Derek J. Mullins
Derek J. Mullins, Chief Financial Officer
(Principal Financial Officer)

Date	12/6/2021